                                                                    EXHIBIT 10.5

                          SUPPLEMENTAL AGREEMENT NO. 1

                                       TO

                           PURCHASE AGREEMENT NO. 2910

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                            GOL TRANSPORTES AEREOS SA

                    RELATING TO BOEING MODEL 737-8EH AIRCRAFT

      THIS SUPPLEMENTAL AGREEMENT, entered into as of the 16th day of July 2004, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington (Boeing), and GOL TRANSPORTES AEREOS SA, a Brazilian corporation with its principal offices in Sao Paulo, Brazil (Buyer);

                              W I T N E S S E T H:

      WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement), relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft, and

      WHEREAS, Boeing and Buyer now wish to amend certain terms and conditions associated with the Agreement, and

      WHEREAS, Boeing and Buyer have agreed to the terms and conditions relating to the exercise of Buyer's purchase rights concerning two (2) Boeing Model 737-8EH aircraft, and

      WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1.    Table of Contents.

      Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 1 (SA-1) into the Agreement.

2.    Tables.

      Add the new Table 2, Aircraft Information Table- SA-1, to reflect the addition of two (2) additional model 737-8EH aircraft being delivered in June and July of 2006.

3.    Exhibits.

      3.1 Remove and replace, in its entirety, the Supplemental Exhibit BFE-1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit BFE-1 (attached hereto) to depict and include the decision dates and on-dock requirement dates for the various buyer furnished equipment associated with the added two (2) aircraft.

4.    Letter Agreements.

      4.1 Remove and replace, in its entirety, page l and page 2 to Letter Agreement No. 6-1162-DME-0706, Purchase Right Aircraft, with a new page 1 and page 2 (attached hereto) to reflect the adjustment resulting from the exercise of two (2) of the 2005 purchase right aircraft and the addition of two (2) one-for-one purchase right aircraft in calendar year 2009, with a resulting six
(6) one-for-one purchase right aircraft remaining.

      4.2 For the sake of clarity and understanding between the Parties, the terms and conditions of all Letter Agreements under the Agreement are understood to be fully available and will apply to purchase right aircraft that have been exercised to become firm purchased aircraft.

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. Specific language, references made directly or inferred, elsewhere in the Purchase Agreement No. 2910 notwithstanding, this Supplemental Agreement No. 1 (SA-1) describes the full extent of any and all business and financial considerations applicable to Buyer's purchase of the subject two (2) purchase right aircraft. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

P.A. No. 2910
SA-1                                   2                                    GOT

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By /s/ Dennis M. Egge
  -----------------------------

Its Attorney-In-Fact

GOL TRANSPORTES AEREOS SA

By /s/ David Barioni Neto and Wilson Maciel Ramos
  ---------------------------------------------------

Its VP Technical and VP Managerial and IT

Witness:

      /s/ illegible
-----------------------------------

      /s/ illegible
-----------------------------------

In witness whereof, I have hereunto set my hand and affixed my seal.

Dennis M. Egge, known to me signed this document on August 17, 2004.

P.A. No. 2910
SA-1                                   3                                    GOT

                                TABLE OF CONTENTS

                                                                           SA
                                                                         NUMBER
                                                                         ------
ARTICLES

1.    Quantity, Model and Description

2.    Delivery Schedule

3.    Price

4.    Payment

5.    Miscellaneous

TABLE

1.    Aircraft Information Table
2.    Aircraft Information Table - SA-1                                   SA-1

EXHIBIT

A.    Aircraft Configuration

B.    Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.  Escalation Adjustment/Airframe and Optional Features

BFE1. BFE Variables                                                       SA-1

CS1.  Customer Support Variables

EE1.  Engine Escalation/Engine Warranty and Patent Indemnity

SLP1. Service Life Policy Components

P.A. No. 2910
SA-1                                   i                                    GOT

                                                                           SA
LETTER AGREEMENTS                                                        NUMBER
-----------------                                                        ------
2910-01            Customer Software

2910-02            Spares - Flight Crew Training Spare Parts Support

2910-03            Spares - Initial Provisioning

6-1162-DME-0706 Purchase Right Aircraft                                   SA-1

6-1162-DME-0707    Advance Payment Matters

6-1162-DME-0708    Technical Matters

6-1162-DME-0710    Performance Guarantees

6-1162-DME-0711    Promotional Support

6-1162-DME-0712    Special Matters

6-1162-DME-0713    Tailored Weight Program

6-1162-DME-0714    Demonstration Flight Waiver

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1        16th July 2004

P.A. No. 2910
SA-1                                   ii                                   GOT

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                            GOL TRANSPORTES AEREOS SA

           Supplemental Exhibit BFEl to Purchase Agreement Number 2910

P.A. No. 2910c Revised              BFE1                         Revised 7/9/04
SA-1                                                                        GOT
                               BOEING PROPRIETARY

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                   relating to

                          BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.    Supplier Selection.

      Customer will:

      1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System                                   June 12, 2005

Galley Inserts                                  June 12, 2005

Seats (passenger)                               June 19, 2005

Cabin Systems Equipment                         June 19, 2005

Miscellaneous Emergency Equipment               June 12, 2005

Cargo Handling Systems                          October 6, 2005

P.A. No. 2910                      BFE1-1                                   GOT
SA-1
                               BOEING PROPRIETARY

1.    On-dock Dates

On or before 01 September 2005, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item                                             Preliminary On-Dock Dates
----                                             -------------------------
                                                         JUNE 2006

                                                Aircraft          Aircraft
                                                --------          --------
Seats                                           4/19/06

Galleys/Furnishings                             4/12/06

Miscellaneous Emergency Equipment               4/12/06

Electronics                                     2/19/06

Textiles/Raw Material                           1/9/06

Cargo Systems                                   3/29/06

Provision Kits                                  11/29/05

Radomes                                         3/12/06

Item                                             Preliminary On-Dock Dates
----                                             -------------------------
                                                         JULY 2006

                                                Aircraft          Aircraft
                                                --------          --------
Seats                                           5/19/06

Galleys/Furnishings                             5/12/06

Miscellaneous Emergency Equipment               5/12/06

Electronics                                     3/19/06

Textiles/Raw Material                           2/9/05

Cargo Systems                                   4/28/06

Provision Kits                                  12/29/05

Radomes                                         4/12/06

P.A. No. 2910                      BFE1-2                                   GOT
SA-1
                               BOEING PROPRIETARY

Item                                             Preliminary On-Dock Dates
----                                             -------------------------
                                                         JULY 2007

                                                Aircraft          Aircraft
                                                --------          --------
Seats                                           5/19/07

Galleys/Furnishings                             5/12/07

Miscellaneous Emergency Equipment               5/12/07

Electronics                                     3/19/07

Textiles/Raw Material                           2/8/07

Cargo Systems                                   5/4/07

Provision Kits                                  1/4/07

Radomes                                         4/12/07

Item                                             Preliminary On-Dock Dates
----                                             -------------------------
                                                       OCTOBER 2007

                                                Aircraft          Aircraft
                                                --------          --------
Seats                                           8/27/07

Galleys/Furnishings                             8/20/07

Miscellaneous Emergency Equipment               8/20/07

Electronics                                     6/27/07

Textiles/Raw Material                           5/10/07

Cargo Systems                                   8/6/07

Provision Kits                                  4/6/07

Radomes                                         7/20/07

Item                                             Preliminary On-Dock Dates
----                                             -------------------------
                                                     NOVEMBER 2007 (1)

P.A. No. 2910                      BFE1-3                                   GOT
SA-1
                               BOEING PROPRIETARY

                                                Aircraft          Aircraft
                                                --------          --------
Seats                                           9/21/07
Galleys/Furnishings                             9/14/07

Miscellaneous Emergency Equipment               9/14/07

Electronics                                     7/21/07

Textiles/Raw Material                           6/11/07

Cargo Systems                                   8/31/07

Provision Kits                                  4/30/07

Radomes                                         8/14/07

Item                                             Preliminary On-Dock Dates
----                                             -------------------------
                                                     NOVEMBER 2007 (2)

                                                Aircraft          Aircraft
                                                --------          --------
Seats                                           9/23/07

Galleys/Furnishings                             9/16/07

Miscellaneous Emergency Equipment               9/16/07

Electronics                                     7/23/07

Textiles/Raw Material                           6/12/07

Cargo Systems                                   9/4/07

Provision Kits                                  5/4/07

Radomes                                         8/16/07

P.A. No. 2910                      BFE1-4                                   GOT
SA-1
                               BOEING PROPRIETARY

Item                                            Preliminary On-Dock Dates
----                                            -------------------------
                                                    DECEMBER 2007 (1)

                                                Aircraft         Aircraft
                                                --------         --------
Seats                                           10/21/07

Galleys/Furnishings                             10/14/07

Miscellaneous Emergency Equipment               10/14/07

Electronics                                     8/21/07

Textiles/Raw Material                           7/11/07

Cargo Systems                                   10/1/07

Provision Kits                                  6/1/07

Radomes                                         9/14/07

Item                                            Preliminary On-Dock Dates
----                                            -------------------------
                                                    DECEMBER 2007 (2)

                                                Aircraft         Aircraft
                                                --------         --------
Seats                                           10/24/07

Galleys/Furnishings                             10/17/07

Miscellaneous Emergency Equipment               10/17/07

Electronics                                     8/24/07

Textiles/Raw Material                           7/12/07

Cargo Systems                                   10/3/07

Provision Kits                                  6/3/07

Radomes                                         9/17/07

P.A. No. 2910                      BFE1-5                                   GOT
SA-1
                               BOEING PROPRIETARY

Item                                            Preliminary On-Dock Dates
----                                            -------------------------
                                                    JANUARY 2008 (1)

                                                Aircraft         Aircraft
                                                --------         --------
Seats                                           11/18/07

Galleys/Furnishings                             11/11/07

Miscellaneous Emergency Equipment               11/11/07

Electronics                                     9/18/07

Textiles/Raw Material                           8/8/07

Cargo Systems                                   10/28/07

Provision Kits                                  6/28/07

Radomes                                         10/11/07

Item                                            Preliminary On-Dock Dates
----                                            -------------------------
                                                    JANUARY 2008 (2)

                                                Aircraft         Aircraft
                                                --------         --------
Seats                                           11/21/07

Galleys/Furnishings                             11/14/07

Miscellaneous Emergency Equipment               11/14/07

Electronics                                     9/21/07

Textiles/Raw Material                           8/9/07

Cargo Systems                                   10/29/07

Provision Kits                                  6/29/07

Radomes                                         10/14/07

P.A. No. 2910                      BFE1-6                                   GOT
SA-1
                               BOEING PROPRIETARY

Item                                            Preliminary On-Dock Dates
----                                            -------------------------
                                                       APRIL 2008

                                                Aircraft         Aircraft
                                                --------         --------
Seats                                           2/17/08

Galleys/Furnishings                             2/10/08

Miscellaneous Emergency Equipment               2/10/08

Electronics                                     12/17/07

Textiles/Raw Material                           10/27/07

Cargo Systems                                   1/29/07

Provision Kits                                  9/26/07

Radomes                                         1/10/08

Item                                            Preliminary On-Dock Dates
----                                            -------------------------
                                                       AUGUST 2008

                                                Aircraft         Aircraft
                                                --------         --------
Seats                                           6/21/08

Galleys/Furnishings                             6/14/08

Miscellaneous Emergency Equipment               6/21/08

Electronics                                     4/21/08

Textiles/Raw Material                           3/9/08

Cargo Systems                                   5/31/08

Provision Kits                                  1/31/08

Radomes                                         5/14/08

P.A. No. 2910                      BFE1-7                                   GOT
SA-1
                               BOEING PROPRIETARY

Item                                            Preliminary On-Dock Dates
----                                            -------------------------
                                                      OCTOBER 2008

                                                Aircraft         Aircraft
                                                --------         --------
Seats                                           8/22/08

Galleys/Furnishings                             8/15/08

Miscellaneous Emergency Equipment               8/15/08

Electronics                                     6/22/08

Textiles/Raw Material                           5/10/08

Cargo Systems                                   8/1/08

Provision Kits                                  4/1/08

Radomes                                         7/15/08

Item                                            Preliminary On-Dock Dates
----                                            -------------------------
                                                    FEBRUARY 2009 (1)

                                                Aircraft         Aircraft
                                                --------         --------
Seats                                           12/13/08

Galleys/Furnishings                             12/6/08

Miscellaneous Emergency Equipment               12/6/08

Electronics                                     9/13/08

Textiles/Raw Material                           8/29/08

Cargo Systems                                   11/14/08

Provision Kits                                  7/14/08

Radomes                                         11/6/08

P.A. No. 2910                      BFE1-8                                   GOT
SA-1
                               BOEING PROPRIETARY

Item                                            Preliminary On-Dock Dates
----                                            -------------------------
                                                    FEBRUARY 2009 (2)

                                                Aircraft         Aircraft
                                                --------         --------
Seats                                           12/14/08

Galleys/Furnishings                             12/7/08

Miscellaneous Emergency Equipment               12/14/08

Electronics                                     9/14/08

Textiles/Raw Material                           8/30/08

Cargo Systems                                   11/15/08

Provision Kits                                  7/17/08

Radomes                                         11/7/08

Item                                            Preliminary On-Dock Dates
----                                            -------------------------
                                                       AUGUST 2009

                                                Aircraft         Aircraft
                                                --------         --------
Seats                                           6/21/09

Galleys/Furnishings                             6/14/09

Miscellaneous Emergency Equipment               6/21/09

Electronics                                     4/21/09

Textiles/Raw Material                           3/9/09

Cargo Systems                                   5/31/09

Provision Kits                                  1/31/09

Radomes                                         5/14/09

P.A. No. 2910                      BFE1-9                                   GOT
SA-1
                               BOEING PROPRIETARY

6-1162-DME-0706

GOL Transportes Aereos SA
Rua Tamoios, 246
Jardim Aeroporto
Sao Paulo - SP
04630-000 - Brazil

Subject:        Purchase Right Aircraft

Reference:      Purchase Agreement No. 2910 (the Purchase Agreement) between The
                Boeing Company (Boeing) and GOL Transportes Aereos SA (Customer) relating to Model 737-8EH aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In accommodation of Customer's expressed desires for aircraft delivery flexibility, Customer and Boeing have reached agreement regarding certain modifications to the Agreement as set forth below:

2.    Purchase Right Aircraft Delivery Timing

Boeing offers Customer twenty (20) model 737-8EH purchase right aircraft; with delivery of all such purchase right aircraft to occur not later than 31 December 2010 at a rate of not more than five (5) per year, with firm purchase exercise requirements as follows:

  Number             Exercise              Number               Exercise
of aircraft            Date             of Aircraft               Date
-----------          --------           -----------             --------
                                             4                 June 2007
     3               June 2005               5                 June 2008
     4               June 2006               4                 June 2009

P.A. No. 2910
SA-1                                                                         GOT

Letter Agreement NO. 6-1162-DME-0706                                      Page 2
GOL Transportes Aereos SA

All purchase right aircraft are offered on a subject-to-availability-of-position
(STAP) basis, and will retain the same Model 737-8EH configuration and detail specification as that described in Exhibit A to the Purchase Agreement, with the exception of any detail special feature changes as may be mutually agreed. With the firm exercise of each purchase right, Boeing offers Customer the ability to add a one-for-one additional purchase right aircraft, to a maximum of six (6) such additional purchase right aircraft, with any such additional purchase right aircraft to also be STAP and exercised not later than 01 June 2009 for delivery not later than 31 December 2010. Should Customer choose not to exercise some or all of the offered purchase right aircraft in any given calendar year, such un-exercised purchase right aircraft will be cancelled and not be available for later exercise.

3.    Purchase Right Aircraft Exercise and Business Terms.

Customer may exercise a purchase right aircraft by providing Boeing with written notice not later than the first business day of the exercise month above described, which will be not less than fifteen (15) months prior to the requested aircraft delivery position, with not more than two (2) requested aircraft to be delivered in any one month. Boeing will, within thirty (30) days of Customer's notice to exercise a purchase right aircraft, notify Customer of the availability of such requested delivery position as well as alternative delivery positions, and within such thirty (30) day period the Purchase Agreement will be amended to incorporate the agreed upon additional firm purchased aircraft.

The same base price and business terms as those described in the reference Purchase Agreement will apply to any such model 737-8EH purchase right aircraft delivering before 31 December 2010. However, Boeing does retain the right to increase the basic aircraft price to accommodate any mandated government or other changes made necessary for reasons of improving safety-of-flight and/or retention of the aircraft certificate of airworthiness.

At the time of Customer's exercise of a purchase right aircraft, such aircraft will then become a firmly contracted aircraft and will require Customer's payment within 5 business days any advance payments due at time of exercise, per the terms of the Purchase Agreement and/or Letter Agreement No, 6-1162-DME-0707 as well as any further advance payments as may be due per the terms of the advance payment schedule described therein.

4.    Firm Aircraft Termination - Excusable Delay.

If any firm Aircraft are terminated by Boeing from this Purchase Agreement under
Article 7, Excusable Delay, the number of Purchase Right Aircraft available to Customer under this Letter Agreement shall remain unchanged. If any firm Aircraft are terminated by Customer from this Purchase Agreement under Article

P.A. No. 2910
SA-1                                                                         GOT